PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (this “Agreement”) is made this 11th day of December, 2006, by ARGAN, INC., a corporation organized under the laws of the State of Delaware (the “Pledgor”) for the benefit of BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).

RECITALS

A. The Pledgor, Southern Maryland Cable, Inc., a corporation organized under the laws of the State of Delaware, Vitarich Laboratories, Inc., a corporation organized under the laws of the State of Delaware, Gemma Power Systems, LLC, a Connecticut limited liability company, Gemma Power, Inc., a corporation organized under the laws of the State of Connecticut, Gemma Power Systems California, Inc., a corporation organized under the laws of the State of California, and Gemma Power Hartford, LLC, a limited liability company organized under the laws of the State of Connecticut (collectively, the “Borrowers”) and the Lender have entered into a Second Amended and Restated Financing and Security Agreement dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Financing Agreement”).

B. It is a condition precedent, among others, to the Lender’s agreement to enter into the Financing Agreement and to make loans and other financial accommodations thereunder that the Pledgor enter into this Agreement in order to secure the full and prompt performance of all of the “Obligations” defined in the Financing Agreement and under all of the other Financing Documents.

C. All defined terms used in this Agreement and not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the Lender’s entering into the Financing Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

ARTICLE I
SECURITY

Section 1.1	The Stock Collateral.

As security for the prompt and full performance of the Obligations, and as security for the prompt and full performance of all obligations of the Pledgor under this Agreement, and all of the Obligations of the Pledgor and/or any other Person under the Financing Agreement and all of the other Financing Documents, all of the foregoing, whether now in existence or hereafter created and whether joint, several, or both, primary, secondary, direct, contingent or otherwise, the Pledgor hereby pledges, assigns and grants to the Lender a security interest in the following property of the Pledgor (collectively, the “Stock Collateral”), whether now existing or hereafter created or arising:

(a) 100 shares of the common stock (the “Stock”) of Gemma Power Systems California, Inc., a corporation incorporated under the laws of the State of California (the “Corporation”);

(b) all stock rights, rights to subscribe, rights to distributions, dividends (including, but not limited to, distributions in kind, cash dividends, stock dividends, dividends paid in stock and liquidating dividends) and any other rights and property interests including, but not limited to, accounts, contract rights, instruments and general intangibles arising out of or relating to the Corporation;

(c) all other or additional (or less) stock or other securities or property (including cash) paid or distributed in respect of the Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement;

(d) all other or additional stock or other securities or property (including cash) which may be paid or distributed in respect of the Stock by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

(e) all proceeds and products (both cash and non-cash) of the foregoing, whether now or hereafter arising under any of the foregoing.

Section 1.2	Rights of the Lender in the Stock Collateral.

The Pledgor agrees that with respect to the Stock Collateral the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, as well as those provided by law and/or in this Agreement. Notwithstanding the fact that the proceeds of the Stock Collateral constitute part of the Stock Collateral, the Pledgor may not dispose of the Stock Collateral or any part thereof.

Section 1.3	Rights of the Pledgor in the Stock Collateral.

Until an Event of Default (as that term is defined in 0 (Default and Rights and Remedies)) occurs, the Pledgor shall be entitled (a) to vote all ownership or equity interests, (b) to give consents, waivers and ratification to any and all actions of the Corporation requiring member approval, and (c) to receive all cash and non-cash distributions which may be paid on the Stock Collateral and which are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Stock Collateral which represents, in whole or in part, a return of capital or a violation of this Agreement or the other Financing Documents shall be received by the Pledgor in trust for the Lender, shall be paid immediately to the Lender and shall be retained by the Lender as part of the Stock Collateral.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

To induce the Lender to advance sums to the Pledgor under the Financing Agreement, the Pledgor represents and warrants to the Lender and shall be deemed to represent and warrant at the time of each request for, and the time of each advance under, the credit facilities described in the Financing Agreement, as follows:

Section 2.1	Stock Interests.

The Stock represents one hundred percent (100%) of the equity interests of the Corporation and thereafter the Stock Collateral will continue to represent the same percentage of the equity interest of the Corporation, unless otherwise permitted under the Financing Agreement.

Section 2.2	Power and Authority.

The Pledgor has full corporate power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party, to assign and pledge the Stock Collateral and perform all other obligations required hereunder with respect to the Stock Collateral and interests, and to incur and perform its obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Pledgor, the Corporation, or shareholders of the Corporation, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Pledgor, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance of the Obligations, including, without limitation, the right of the Lender to dispose of the Stock Collateral following an Event of Default. The Pledgor has full right, power and authority and has all voting rights in any corporate matters as may be represented by the Stock Collateral.

Section 2.3	Binding Agreements.

This Agreement and the other Financing Documents executed and delivered by the Pledgor have been properly executed and delivered and constitute the valid and legally binding obligations of the Pledgor and are fully enforceable against the Pledgor in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

Section 2.4	No Conflicts.

Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Pledgor nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by (a) the Pledgor’s charter or bylaws, (b) any existing mortgage, indenture, contract or agreement binding on the Pledgor or affecting its property, or (c) any Laws.

Section 2.5	Compliance with Laws.

The Pledgor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Pledgor or any of its properties, the violation of which could adversely affect the authority of the Pledgor to enter into, or the ability of the Pledgor to perform under, this Agreement or any of the other Financing Documents executed by the Pledgor.

Section 2.6	Title to Properties.

The Pledgor has good and marketable title to the Stock Collateral. The Pledgor has legal, enforceable and uncontested rights to use freely such property and assets. The Pledgor is the sole owner of all of the Stock Collateral, free and clear of all security interests, pledges, voting trusts, agreements, Liens, claims and encumbrances whatsoever, other than the security interest, assignment and lien granted under this Agreement. The interests assigned as Stock Collateral are subject to no outstanding options, voting trusts, shareholders agreement, or other requirements with respect to such interests.

Section 2.7	Perfection and Priority of Stock Collateral.

The Lender has, or upon execution, delivery and recording of this Agreement and the Security Documents will have, and will continue to have as security for the Obligations and the other obligations secured by this Agreement, a valid and perfected Lien on and security interest in all Stock Collateral, free of all other Liens, claims and rights of third parties whatsoever.

ARTICLE III
COVENANTS

Until payment in full and the performance of all of the Obligations and all of the obligations of the Pledgor hereunder or secured hereby, the Pledgor covenants and agrees with the Lender as follows:

Section 3.1	Corporate Existence.

The Pledgor shall maintain its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Pledgor to perform its obligations under this Agreement, on the conduct of the Pledgor’s operations, on the Pledgor’s financial condition, or on the value of, or the ability of the Lender to realize upon, the Stock Collateral.

Section 3.2	Delivery of Stock Collateral.

The Pledgor shall deliver immediately to the Lender (a) the certificates representing the shares of the Stock, (b) immediately upon its receipt of any additional (or fewer) shares of stock in the Corporation, the certificates representing such additional shares of stock, (c) all instruments, items of payment and other Stock Collateral received by the Pledgor, and (d) executed irrevocable, undated and blank stock powers substantially in the form attached to this Agreement as Exhibit A for all of the assigned shares of stock. All Stock Collateral at any time received or held by the Pledgor shall be received and held by the Pledgor in trust for the benefit of the Lender, and shall be kept separate and apart from, and not commingled with, the Pledgor’s other assets.

Section 3.3	Defense of Title and Further Assurances.

The Pledgor will do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Stock Collateral, and shall defend, at its sole expense, the title to the Stock Collateral and any part thereof. The Pledgor hereby authorizes the filing of any financing statement or continuation statement required under the Uniform Commercial Code. Further, the Pledgor shall promptly, upon request by the Lender, execute, acknowledge and deliver any financing statement, endorsement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document as the Lender may require in order to perfect, preserve, maintain, protect, continue, realize upon, and/or extend the lien and security interest of the Lender under this Agreement and the priority thereof. The Pledgor shall pay to the Lender upon demand all taxes, costs and expenses (including but not limited to reasonable attorney’s fees) incurred by the Lender in connection with the preparation, execution, recording and filing of any such document or instrument mentioned aforesaid.

Section 3.4	Compliance with Laws.

The Pledgor shall comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which might have a material adverse effect on the ability of the Pledgor to perform its obligations under this Agreement or any of the Financing Documents to which the Pledgor is a party or on the conduct of the Pledgor’s operations, on the Pledgor’s financial condition, or on the value of, or the ability of the Lender to realize upon, the Stock Collateral.

Section 3.5	Protection of Stock Collateral.

The Pledgor agrees that the Lender may at any time take such steps as the Lender deems reasonably necessary to protect the Lender’s interest in, and to preserve the Stock Collateral. The Pledgor agrees to cooperate fully with the Lender’s efforts to preserve the Stock Collateral and will take such actions to preserve the Stock Collateral as the Lender may in good faith direct. All of the Lender’s expenses of preserving the Stock Collateral, including, without limitation, reasonable attorneys’ fees, shall be part of the Enforcement Costs.

Section 3.6	Certain Notices.

The Pledgor will promptly notify the Lender in writing of any Event of Default and of any litigation, regulatory proceeding, or other event which materially and adversely affects the value of the Stock Collateral, the ability of the Pledgor or the Lender to dispose of the Stock Collateral, or the rights and remedies of the Lender in relation thereto.

Section 3.7	Books and Records; Information.

(a) The Pledgor shall maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Stock Collateral and which reflect the Lien of the Lender thereon.

(b) The Pledgor agrees that the Lender may from time to time and at its option (i) require the Pledgor to, and the Pledgor shall, periodically deliver to the Lender records and schedules, which show the status of the Stock Collateral and such other matters which affect the Stock Collateral; (ii) verify the Stock Collateral and inspect the books and records of the Pledgor and make copies thereof or extracts therefrom; (iii) notify any prospective buyers or transferees of the Stock Collateral of the Lender’s interest in the Stock Collateral; and (iv) disclose to prospective buyers or transferees from the Lender any and all information regarding the Corporation, the Stock Collateral and/or the Pledgor.

Section 3.8	Disposition of Stock Collateral.

The Pledgor will not sell, assign, convey, transfer or otherwise dispose of the Stock Collateral or any part thereof.

Section 3.9	Distributions.

The Pledgor shall receive no dividend or distribution or other benefit with respect to the Corporation, and shall not vote, consent, waive or ratify any action taken, which would violate or be inconsistent with any of the terms and provisions of this Agreement, the Financing Agreement or any of the other Financing Documents or which would materially impair the position or interest of the Lender in the Stock Collateral or dilute the percentage of the ownership interests of the Corporation pledged to the Lender hereunder, except as expressly permitted by the Financing Agreement.

Section 3.10	Liens.

The Pledgor will not create, incur, assume or suffer to exist any Lien upon any of the Stock Collateral, other than Liens in favor of the Lender.

Section 3.11	Survival.

All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the making of any advance under the Financing Agreement and the incurring of any other Obligations and the other obligations secured by this Agreement.

ARTICLE IV
DEFAULT AND RIGHTS AND REMEDIES

Section 4.1	Events of Default.

The occurrence of any one or more of the following events shall constitute an “Event of Default” under the provisions of this Agreement:

4.1.1	Default under Financing Agreement.

An Event of Default shall occur under the Financing Agreement.

4.1.2	Default under this Agreement.

If the Pledgor shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement.

4.1.3	Breach of Representations and Warranties.

Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Pledgor), financial statement or other document furnished by the Pledgor or its agents or representatives in connection with this Agreement, any of the other Financing Documents, or the Obligations or the other obligations secured by this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

Section 4.2	Remedies.

Upon the occurrence of any Default or Event of Default, the Lender may at any time thereafter exercise any one or more of the following rights, powers or remedies:

4.2.1	Uniform Commercial Code.

The Lender shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Lender and if not previously in the possession of the Lender, the Pledgor shall assist the Lender in the assembly of the Stock Collateral and assist in making it available to the Lender, at a place designated by the Lender. The Lender or its agents may without notice from time to time enter upon the Pledgor’s premises to take possession of the Stock Collateral, to remove it, or otherwise to prepare it for sale, or to sell or otherwise dispose of it.

4.2.2	Sale or Other Disposition of Stock Collateral.

The Lender may sell or redeem the Stock Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender’s place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Lender shall, in its sole discretion, determine, and the Lender may be the purchaser of any or all of the Stock Collateral so sold. Further, any written notice of the sale, disposition or other intended action by the Lender with respect to the Stock Collateral which is sent by regular mail, postage prepaid, to the Pledgor at the address set forth in 0 (Notices), or such other address of the Pledgor which may from time to time be shown on the Lender’s records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Pledgor. The Lender may alternatively or additionally give such notice in any other commercially reasonable manner. Nothing in this Agreement shall require the Lender to give any notice not required by applicable Laws.

If any consent, approval, or authorization of any Governmental Authority or any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Stock Collateral, the Pledgor agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

The Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Stock Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable federal and state Laws. The Lender may, therefore, in its discretion, take such steps as it may deem appropriate to comply with such Laws and may, for example, at any sale of the Stock Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Pledgor covenants and agrees to do or cause to be done promptly all such acts and things as the Lender may request from time to time and as may be necessary to offer and/or sell the securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws.

4.2.3	Specific Rights With Regard to Stock Collateral.

In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Lender may (but shall be under no obligation to), without notice to the Pledgor, and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor:

(a) compromise, extend or renew any of the Stock Collateral or deal with the same as it may deem advisable;

(b) make exchanges, substitutions or surrenders of all or any part of the Stock Collateral;

(c) copy, transcribe, or remove from any place of business of the Pledgor all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Stock Collateral or without cost or expense to the Lender, make such use of the Pledgor’s places of business as may be reasonably necessary to administer, control and collect the Stock Collateral;

(d) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Stock Collateral;

(e) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Stock Collateral or any legal proceedings brought in respect thereof;

(f) endorse or sign the name of the Pledgor upon any instruments, securities, powers, documents, or other writing relating to or part of the Stock Collateral; and

(g) take any other action necessary or beneficial to realize upon or dispose of the Stock Collateral.

4.2.4	Application of Proceeds.

Any proceeds of sale or other disposition of the Stock Collateral will be applied by the Lender to the payment of the Enforcement Costs, and any balance of such proceeds will be applied by the Lender to the payment of the balance of the Obligations and the other obligations secured by this Agreement in such order and manner of application as the Lender may from time to time in its sole and absolute discretion determine. If the sale or other disposition of the Stock Collateral fails to fully satisfy the Obligations and the other obligations secured by this Agreement, the Pledgor shall remain liable to the Lender for any deficiency.

4.2.5	Performance by Lender.

If the Pledgor shall fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Lender without notice to or demand upon the Pledgor and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Pledgor, and may enter upon the premises of the Pledgor for that purpose and take all such action thereon as the Lender may consider necessary or appropriate for such purpose and the Pledgor hereby irrevocably appoints the Lender as its attorney-in-fact to do so, with power of substitution, in the name of the Lender or in the name of the Pledgor or otherwise, for the use and benefit of the Lender, but at the cost and expense of the Pledgor and without notice to the Pledgor. All sums so paid or advanced by the Lender together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Pledgor to the Lender on demand, and shall constitute and become a part of the Obligations.

4.2.6	Other Remedies.

The Lender may from time to time proceed to protect or enforce its rights by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws.

Section 4.3	Costs and Expenses.

The Pledgor shall pay on demand all costs and expenses (including reasonable attorney’s fees), all of which shall be deemed part of the Obligations, incurred by and on behalf of the Lender incident to any collection, servicing, sale, disposition or other action taken by the Lender with respect to the Stock Collateral or any portion thereof.

Section 4.4	Receipt Sufficient Discharge to Purchaser.

Upon any sale or other disposition of the Stock Collateral or any part thereof, the receipt of the Lender or other Person making the sale or disposition shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof.

Section 4.5	Remedies, etc. Cumulative.

Each right, power and remedy of the Lender as provided for in this Agreement or in any of the other Financing Documents or in any related instrument or agreement or now or thereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in the other Financing Documents or in any related document, instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies.

Section 4.6	No Waiver, etc.

No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents or of any related documents, instruments or agreements, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents or under any related document, instrument or agreement, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any other of the Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

ARTICLE V
MISCELLANEOUS

Section 5.1	Notices.

All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

Pledgor:	Argan, Inc. One Church Street, Suite 302 Rockville, Maryland 20850 Attention: Arthur F. Trudel Chief Financial Officer

with a copy to:	Robinson & Cole LLP 280 Trumbull Street Hartford, Connecticut 06103 Attention: Eileen P. Baldwin, Esq.

Lender:	Bank of America, N.A. 1101 Wootton Parkway, 4th Floor Rockville, Maryland 20852 Attention: Michael J. Radcliffe Senior Vice President

with a copy to:	Troutman Sanders LLP 1660 International Drive, Suite 600 McLean, Virginia 22102 Attention: Richard M. Pollak, Esq.

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

Section 5.2	Amendments; Waivers.

This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Lender and the Pledgor. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Pledgor and the Lender and no act or failure to act from time to time on the part of the Lender shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

Section 5.3	Cumulative Remedies.

The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lender shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lender to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lender may:

(a) proceed against the Pledgor with or without proceeding against any other Person who may be liable for all or any part of the Obligations;

(b) proceed against the Pledgor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

(c) without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise; and

(d) without reducing or impairing the obligations of the Pledgor and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Stock Collateral or to accept substitute collateral, (ii) waive any provision of this Agreement or the other Financing Documents, (iii) exercise or fail to exercise rights of set-off or other rights, or (iv) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

Section 5.4	Severability.

In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

(a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

(b) the obligation to be fulfilled shall be reduced to the limit of such validity;

(c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lender, all of the Obligations of the Pledgor to the Lender shall become immediately due and payable; and

(d) if affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in material part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

Section 5.5	Successors and Assigns.

This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Pledgor and the Lender and their respective heirs, personal representatives, successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

Section 5.6	Applicable Law; Jurisdiction.

5.6.1	Applicable Law.

This Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had been executed, delivered, administered and performed solely within the State.

5.6.2	Submission to Jurisdiction.

The Pledgor irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Pledgor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Pledgor and may be enforced in any court in which the Pledgor is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Pledgor in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

5.6.3	Appointment of Agent for Service of Process.

The Pledgor hereby irrevocably designates and appoints CT Corporation System, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 as the Pledgor’s authorized agent to receive on the Pledgor’s behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Pledgor shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent’s acceptance of such appointment and its agreement that such appointment shall be irrevocable.

5.6.4	Service of Process.

The Pledgor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Pledgor at the Pledgor’s address designated in or pursuant to 0 (Notices), and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Pledgor as the Pledgor’s agent for service of process by or pursuant to this Section. The Pledgor irrevocably agrees that such service (y) shall be deemed in every respect effective service of process upon the Pledgor in any such suit, action or proceeding, and (z) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Pledgor. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Pledgor in the courts of any jurisdiction or jurisdictions.

Section 5.7	Headings.

The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 5.8	Entire Agreement.

This Agreement is intended by the Lender and the Pledgor to be a complete, exclusive and final expression of the agreements contained herein. Neither the Lender nor the Pledgor shall hereafter have any rights under any prior agreements but shall look solely to this Agreement for definition and determination of all of their respective rights, liabilities and responsibilities under this Agreement.

Section 5.9	Waiver of Trial by Jury.

THE PLEDGOR AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE PLEDGOR AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE STOCK COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

This waiver is knowingly, willingly and voluntarily made by the Pledgor and the Lender, and the Pledgor and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Pledgor and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

Section 5.10	Liability of the Lender.

The Pledgor hereby agrees that the Lender shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lender in making examinations, investigations or collections, the Lender’s failure to preserve or protect any rights of the Pledgor under the Stock Collateral or the Lender’s failure to perfect, maintain, protect or realize upon any lien or security interest or any other interest in the Stock Collateral or other security for the Obligations. By inspecting the Stock Collateral or any other properties of the Pledgor or by accepting or approving anything required to be observed, performed or fulfilled by the Pledgor or to be given to the Lender pursuant to this Agreement or any of the other Financing Documents, the Lender shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lender.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Pledgor has caused this Pledge, Assignment and Security Agreement to be executed, sealed and delivered, as of the day and year first written above.

WITNESS:	ARGAN, INC.

/s/ Arthur Trudel	By:	/s/ Rainer Bosselmann (SEAL)
Name: Rainer Bosselmann Title: Chairman and CEO

EXHIBIT A

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell(s), assign(s) and transfer(s) to

Name:
Address:

Social Security or other Identifying Number: ____________________________________ shares of the ___________ stock of _____________________________________ represented by Certificate(s) No(s) ________________________inclusive, standing in the name of_____________________________________________ on the books of said company. The undersigned does (do) hereby irrevocably constitute(s) and appoint(s)___________________________ attorney to transfer the said stock on the books of said company with full power of substitution in the premises.

Dated:_________________                                      _______________________________________